Inventories	12 Months Ended
Dec. 31, 2013
Inventory Disclosure [Abstract]
Inventories
INVENTORIES
Inventories consisted of following (in thousands):

	As of December 31,
	2012	2013
Raw materials	€332	€521
Work in process	236	764
Finished goods	1,422	1,163
Total	€1,990	€2,448

At December 31, 2012 and 2013, the reserves for obsolescence were €0.33 million and €0.37 million, respectively. The increase from 2012 is mainly due to the utilization of a reserve for €0.19 million in connection with the destruction of inventories that were written off in the prior year together with the establishment of a reserve of €0.23 million for APIs which did not pass our quality standards.
Prior to signing the named patient and expanded access program agreements, all costs associated with the production of defibrotide were expensed as research and development expenses. As of December 31, 2012 and 2013, inventory included €0.74 million and €0.49 million, respectively, for defibrotide commercial batches classified as finished goods, which are expected to be sold through the named patient and expanded access programs.